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                                                                   EXHIBIT 10(e)


             Schedule of Certain Executive Officers who are Parties
             to the Severance Pay Agreements in the Forms Attached
        as Exhibit 10(b) to the Company's Quarterly Report on Form 10-Q
                       For the Period Ended June 30, 1997
                       ----------------------------------



Form A of Severance Pay Agreement
---------------------------------

John G. Breen
Christopher M. Connor
Joseph M. Scaminace


Form B of Severance Pay Agreement
---------------------------------

John L. Ault
Michael A. Galasso
Thomas E. Hopkins
Conway G. Ivy
John G. Morikis
Larry J. Pitorak
Thomas W. Seitz
Louis E. Stellato